                              LETTER OF TRANSMITTAL
                TO EXCHANGE CLASS A WARRANTS AND CLASS B WARRANTS
                   TO PURCHASE CLASS B WARRANTS AND SHARES OF
                            SERIES A COMMON STOCK OF
                     FOOD COURT ENTERTAINMENT NETWORK, INC.
                                       FOR
                       SHARES OF SERIES A COMMON STOCK OF
                     FOOD COURT ENTERTAINMENT NETWORK, INC.
                              AND CONSENT TO WAIVER
                         OF ANY ANTI-DILUTION ADJUSTMENT
                  TO THE CLASS A WARRANTS AND CLASS B WARRANTS
                        AS A RESULT OF THE EXCHANGE OFFER

         THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 26, 1997, UNLESS THE EXCHANGE OFFER IS EXTENDED.

         THE INSTRUCTION IN THIS LETTER OF TRANSMITTAL SHOULD BE CAREFULLY READ BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The Exchange Agent for the Offer is:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                as Exchange Agent
                                  on Behalf of
                     Food Court Entertainment Network, Inc.

                 By Mail, Overnight Courier or Hand Delivery to:

                     American Stock Transfer & Trust Company
                                 40 Wall Street
                               New York, NY 10005

           By Facsimile Transmission (For Eligible Institutions Only):

                                  718-234-5001

                     To Confirm Facsimile Transmission Call:

                                  718-921-8237

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         If you require additional information, please call the Exchange Agent at 800-937-5449, extension 237.

         This Letter of Transmittal is to be used in connection with the delivery of Series A Common Stock, par value $.01 per share ("Series A Common Stock"), of Food Court Entertainment Network, Inc. ("Company"). Holders who cannot deliver the Class A Warrant Certificates and/or Class B Warrant Certificates (collectively, the "Warrant Certificates") and all other documents required hereby to the Exchange Agent by the Expiration Date (as defined in the Offer to Exchange referred to below) must tender such Warrant Certificates pursuant to the guaranteed delivery procedure set forth under the heading "The Exchange Offer -- Procedure for Exchange" in the Offer to Exchange.

--------------------------------------------------------------------------------
BOX 1
                       DESCRIPTION OF WARRANTS SURRENDERED
           (ALL HOLDERS MUST FURNISH THE INFORMATION REQUESTED BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NAME AND ADDRESS OF REGISTERED HOLDER(S)
                (KINDLY INDICATE ADDRESS CORRECTIONS, IF ANY, IN
               BOX 4 BELOW TITLED "SPECIAL MAILING INSTRUCTIONS")

--------------------------------------------------------------------------------
CLASS A WARRANTS                        NUMBER
CERTIFICATE NO(S).                    OF WARRANTS
(IF AVAILABLE)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
         TOTAL

------------------------------------------------------


CLASS B WARRANTS                        NUMBER
CERTIFICATE NO(S).                    OF WARRANTS
(IF AVAILABLE)

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
         TOTAL

------------------------------------------------------

         Class A Warrants entitle the holder to purchase one share of Series A Common Stock, $.01 par value per share (the "Series A Common Stock") and one Class B Warrant at an exercise price of $5.13 (the "Class A Warrants") and Class B Warrants entitle the holder to purchase one share of Series A Common Stock at an exercise price of $6.85 (the "Class B Warrants"). The Class A Warrants and Class B Warrants are collectively referred to herein as the "Warrants".

         All Warrants delivered to the Exchange Agent are being tendered.

         / / Check here if tendered Warrant(s) are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

         Name(s) of tendering holder(s):


         Date of Notice of Guaranteed Delivery:  __________, 1997

         Name of Institution which Guaranteed Delivery:


         Unless you complete Box 2 titled "Special Issuance Instructions," the certificates representing the shares of Series A Common Stock to which you are entitled will be registered in the name or names in which the Warrants surrendered with this Letter of Transmittal are registered, as stated in Box 1.

Ladies and Gentlemen:

         The undersigned hereby tenders to Food Court Entertainment Network, Inc., a Delaware corporation (the "Company"), the above-described Warrants pursuant to the Company's offer to exchange 0.6 shares of its Series A Common Stock for each issued and outstanding Class A Warrant and 0.4 shares of Series A Common Stock for each issued and outstanding Class B Warrant on the terms and subject to the conditions set forth in the Offer to Exchange dated August __, 1997 (the "Offer to Exchange"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Exchange Offer").

         The tender of the Warrants herein is subject to the terms and conditions of the Exchange Offer including the requirement that the holder tender all of his/her Warrants pursuant to the Exchange Offer. Effective upon acceptance for exchange and delivery of shares of Series A Common Stock to be issued in exchange for the Warrants tendered herewith, the undersigned hereby tenders, exchanges, sells, assigns and transfers to or upon the order of the Company the Warrants included herein. In addition, the undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to present the Warrants for transfer on the books of the Company, including, by delivery of the Warrants together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company and thereby to transfer all right, title and interest to the Company in the Warrants so tendered.

         The undersigned hereby represents and warrants (i) that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Warrants described above, (ii) that the undersigned has good title thereto free and clear of all liens, restrictions, charges, encumbrances and any adverse claims, and (iii) that when the Warrants are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the exchange of the Warrants surrendered herewith.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of each of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of such undersigned.

         The undersigned understands that tenders of Warrants pursuant to the procedures described in the Offer to Exchange and the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Except as stated in the Exchange Offer, this tender is irrevocable.

         The Company reserves the right to waive the requirement that a holder of Warrants who tenders pursuant to the Exchange Offer must tender all of his/her Warrants.

            CONSENT TO WAIVER OF ANTI-DILUTION PROVISIONS OF WARRANTS
                         WITH RESPECT TO EXCHANGE OFFER

         The Conversion Price of the Warrants (as defined therein) is subject to adjustment upon the occurrence of certain events. Depending on the price of a share of Series A Common Stock on the Expiration Date, the Conversion Price might be affected by the Exchange Offer. THE UNDERSIGNED, THE REGISTERED HOLDER OF THE WARRANTS LISTED IN BOX 1, BY SIGNING THIS LETTER OF TRANSMITTAL IN BOX 5 BELOW, HEREBY CONSENTS TO THE WAIVER OF THE APPLICABILITY OF ANY ANTI-DILUTION PROVISIONS IN THE WARRANTS WHICH MIGHT ADJUST THE CONVERSION PRICE OF THE WARRANTS OR THE NUMBER OF SHARES OF SERIES A COMMON STOCK ISSUABLE UPON EXERCISE

OF THE WARRANTS AS A RESULT OF ANY SHARES OF SERIES A COMMON STOCK ISSUED PURSUANT TO THE EXCHANGE OFFER.

         The undersigned requests that the certificates representing the Series A Common Stock be issued and delivered to the undersigned at the address appearing in Box 1 unless otherwise indicated in Boxes 2 or 4 below titled, respectively, "Special Issuance Instructions" or "Special Mailing Instructions."

         TO CHANGE OWNER'S NAME

         If you wish to change the name in which the shares of Series A Common Stock are to be registered, complete Box 2 below titled "Special Issuance Instructions."

--------------------------------------------------------------------------------
BOX 2
                                SPECIAL ISSUANCE
                                  INSTRUCTIONS

         TO BE COMPLETED ONLY if the certificate for the Series A Common Stock is to be registered in the name(s) of someone other than the registered holder of Warrants as stated in Box 1.

         Issue to:

--------------------------------------------------------------------------------
             (PLEASE PRINT OR TYPE FULL NAME OF PERSON TO BECOME THE
                 REGISTERED HOLDER OF THE SERIES A COMMON STOCK)

         Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (INCLUDE ZIP CODE)

          SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER OF PERSON:

--------------------------------------------------------------------------------
                            (SEE INSTRUCTION 9)

         Note: If you complete this Box, your signature must be guaranteed in Box 3 by an Eligible Institution. (SEE INSTRUCTION 4)

--------------------------------------------------------------------------------
BOX 3
                               SIGNATURE GUARANTEE
                               (SEE INSTRUCTION 4)

         TO BE COMPLETED ONLY if you have completed Box 2 or Box 4 and as required by Instruction 5 or Instruction 7.

         The undersigned hereby guarantees the signature(s) which appear on this Letter of Transmittal and the Warrants deposited pursuant to this Letter of Transmittal.

--------------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)

--------------------------------------------------------------------------------
                             (SIGNATURE OF OFFICER)

--------------------------------------------------------------------------------
                    (TITLE OF OFFICER SIGNING THIS GUARANTEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (ADDRESS OF ELIGIBLE INSTITUTION)

--------------------------------------------------------------------------------
                                     (DATE)

                  (OTHER THAN SIGNATURE, PLEASE PRINT OR TYPE)

--------------------------------------------------------------------------------

SPECIAL MAILING INSTRUCTIONS

         If you wish to have the Series A Common Stock sent to an address other than the record address of the registered holder which appears in Box 1, fill in Box 4 below titled "Special Mailing Instructions." If you wish to change the record address for the registered holder(s) named in Box 1, enter the new address in Box 4 below titled "Special Mailing Instructions" and check the small box immediately below the corrected or new address.

--------------------------------------------------------------------------------
BOX 4
                          SPECIAL MAILING INSTRUCTIONS

         TO BE COMPLETED ONLY if the Series A Common Stock is to be registered in the name of the registered holder of the Warrants named in Box 1, BUT IS TO BE MAILED to a person or an address different from that which appears in Box 1.

         Mail to:

Name:

--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

ADDRESS CORRECTION OR NEW RECORD ADDRESS?

         / / Check this box if the above address is intended to be either an address correction or new record address for the registered holder(s) named in Box 1 and is to be used for all future shareholder correspondence.

         NOTE: If you complete this Box, your signature must be guaranteed in Box 3 by an Eligible Institution. (SEE INSTRUCTION 7)

--------------------------------------------------------------------------------
BOX 5
                      ALL REGISTERED HOLDERS MUST SIGN HERE

         This Letter of Transmittal must be signed on the spaces immediately below by all registered holders exactly as their names appear on the Warrant Certificates surrendered herewith. If signing is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please set forth full title and submit evidence (which must be satisfactory to the Exchange Agent) of the authority to so act. SEE INSTRUCTION 6. THE UNDERSIGNED, AS THE REGISTERED HOLDER OF THE WARRANTS DESCRIBED IN BOX 1, HEREBY CONSENTS TO THE WAIVER OF THE APPLICABILITY OF ANY ANTI-DILUTION PROVISIONS IN THE WARRANTS WITH RESPECT TO THE EXCHANGE OFFER.

Signature(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity

--------------------------------------------------------------------------------

Daytime Area Code and Telephone No.

--------------------------------------------------------------------------------

Name of Contact Person

--------------------------------------------------------------------------------


Date:  __________, 1997

--------------------------------------------------------------------------------

                            IMPORTANT TAX INFORMATION

         PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE SUBSTITUTE FORM W-9 BELOW AND CERTIFY THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO DO SO MAY SUBJECT YOU TO BACKUP WITHHOLDING ON DIVIDENDS ON THE SERIES A COMMON STOCK THAT MIGHT BE PAYABLE IN THE FUTURE. SEE INSTRUCTION 9.

--------------------------------------------------------------------------------
PAYER'S NAME: FOOD COURT ENTERTAINMENT NETWORK, INC.

--------------------------------------------------------------------------------
PART I -- PLEASE PROVIDE YOUR TIN AND CERTIFY BY SIGNING AND DATING BELOW


------------------------------
SUBSTITUTE FORM W-9

------------------------------
Social Security Number

         OR

------------------------------
Employer Identification Number


--------------------------------------------------------------------------------
PART II -- Certification --     Under penalties of perjury, I certify that:

                                (1)   The number shown on this form is my
                                      correct taxpayer identification number (or
                                      I am waiting for a number to be issued to
                                      me).

                                (2)   I am not subject to backup withholding
                                      either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

--------------------------------------------------------------------------------
PART III --
AWAITING TIN

--------------------------------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your federal tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Tax Identification Number (TIN)

--------------------------------------------------------------------------------

SIGNATURE  __________________________________________

DATE  __________, 1997


--------------------------------------------------------------------------------

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART III OF SUBSTITUTE FORM W-9.

-----------------------------------------------------------------


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.


SIGNATURE  ________________________________________

DATE __________, 1997

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF DIVIDENDS ON THE SERIES A COMMON STOCK THAT MIGHT BE PAYABLE IN THE FUTURE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS AND FOR FURTHER GUIDANCE ON PROPERLY COMPLETING THE FORM INSTRUCTIONS.

1.       EXECUTION AND DELIVERY OF LETTER OF TRANSMITTAL

         This Letter of Transmittal should be completed, dated, signed and mailed or hand delivered to the Exchange Agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, NY 10005, accompanied by the Warrant Certificates which you desire to tender. Please do not send Warrant Certificates directly to the Company. Holders who cannot deliver the Warrant Certificates and all other required documents to the Exchange Agent by the Expiration Date must tender such Warrant Certificates pursuant to the guaranteed delivery procedure set forth in the Offer to Exchange under the caption "The Exchange Offer --Procedure for Exchange." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Exchange Agent by the Expiration Date; and (c) the Warrant Certificates, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Offer to Exchange under the caption "The Exchange Offer -- Procedure for Exchange."

         THE METHOD OF TRANSMITTING OR DELIVERING THE WARRANT CERTIFICATES IS AT YOUR OPTION, RISK AND ELECTION, BUT IF YOU SEND THE CERTIFICATES BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY CERTIFIED OR REGISTERED MAIL WITH RETURN RECEIPT REQUESTED OR BY OVERNIGHT DELIVERY SERVICE AND THAT THEY BE PROPERLY INSURED FOR THEIR REPLACEMENT VALUE SINCE TITLE TO THE CERTIFICATES SHALL PASS ONLY UPON DELIVERY TO THE EXCHANGE AGENT. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. DELIVERY WILL BE DEEMED EFFECTIVE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

         No alternative, conditional or contingent tenders will be accepted and only tenders all of a holder's Warrants will be accepted for exchange.

2.       SIGNATURES

         The Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Warrant Certificates transmitted. If the Warrant Certificates are registered in the names of two or more owners, all such owners must sign. The signature(s) on the Letter of Transmittal must correspond exactly to the name(s) written on the face of the Warrant Certificates transmitted. If the Warrant Certificates to be surrendered are registered in different names or different forms of the same name, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

3.       ISSUANCE OF CERTIFICATE FOR SERIES A COMMON STOCK IN SAME
         NAME

         If the certificate representing the Series A Common Stock is to be issued in the name of the registered holder(s) set forth on the surrendered Warrant Certificates and to be mailed to the address set forth in Box 1, the surrendered certificates need not be endorsed and no guarantee of the signature on the Letter of Transmittal is required. Remember, however, that proper completion of Box 5 titled "All Registered Holders Must Sign Here" and of the Substitute Form W-9 is still required. For corrections in name and changes in name not involving changes in ownership, see Instruction 4(b).

4.       ISSUANCE OF CERTIFICATE FOR SERIES A COMMON STOCK IN
         DIFFERENT NAME

         If the certificate representing the Series A Common Stock is to be issued in the name of someone other than the registered holder(s) of the surrendered Warrant Certificates, you must follow the guidelines below. Note that in each circumstance listed below, shareholder(s) must complete Boxes 2 and 5 and the Substitute Form W-9 and must have their signature(s) guaranteed in Box 3.

                  (a) Registration in Different Name. In addition to completing Boxes 2 and 5 and the Substitute Form W-9, the Warrant Certificate surrendered must be properly endorsed and the Form of Assignment at the end of the Warrant Certificate must be properly completed and executed (or such certificates must be accompanied by appropriate transfer forms properly executed) by the registered holder(s) of such Warrant Certificates to the person who is to receive the Series A Common Stock. The signature(s) of the registered holder(s) on the applicable transfer or assignment form and in Box 5 must correspond with the name(s) written upon the face of the Warrant Certificates in every particular and must be guaranteed in Box 3 by an Eligible Institution as defined below. An "Eligible Institution" is a firm that is a member of a recognized Medallion Program approved by The Securities Transfer

Association Inc., which includes most commercial banks, savings and loan associations and brokerage houses.

                  (b) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Letter of Transmittal should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case must be guaranteed in Box 3, and Box 2, Box 5 and the Substitute Form W-9 should be completed.

         You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of the certificate for the Series A Common Stock in a name different from that of the registered holder(s) of the surrendered certificates.

5.       SUPPORTING EVIDENCE

         In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificates, and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificates. Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

6.       SPECIAL INSTRUCTIONS FOR DELIVERY BY THE EXCHANGE AGENT

         The certificate representing the Series A Common Stock will be mailed to the address of the registered holder(s) as indicated in Box 1 unless instructions to the contrary are given in Box 4 titled "Special Mailing Instructions." In the event you complete Box 4, "Special Mailing Instructions," in addition to completing Box 1, and signing Box 5 and the Substitute W-9 Form, you must also have your signature guaranteed in Box 3.

7.       IMPROPER TENDER

         Shares of Series A Common Stock will be distributed only if a Letter of Transmittal, properly completed and signed, is received by the Exchange Agent, together with the Warrant Certificates that are registered in the name or names which appear in Box 1 and any other documents required by the Letter of Transmittal.

     The Exchange Agent and the Company reserve the absolute right to reject any or all tenders that are defective or irregular and may request from persons making such tenders such additional documents as the Exchange Agent and the Company deem appropriate to correct such defects or irregularities. However, the Exchange Agent and the Company reserve the right in their discretion to waive any defect or irregularity in any tender as provided for herein, and upon such waiver they may treat and receive any such defective or irregular tender as if no such defect or irregularity had been present. Tenders will not be deemed to have been made until all defects or irregularities, which have not been waived, have been cured.

8.       LOST CERTIFICATES

         In the event the holder of Warrants is unable to deliver to the Exchange Agent the Warrant Certificates due to the loss or destruction of such certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation which the holder must complete in order to surrender such lost or destroyed certificate(s).

9.       FEDERAL TAX INFORMATION

         In order to avoid backup withholding on dividends on the Series A Common Stock that might be payable in the future, the U.S. Treasury Department requires that a taxpayer identification number be provided on Form W-9 and that you certify that the taxpayer identification number provided on Form W-9 is correct (or that you are awaiting a taxpayer identification number) and that (a) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified you that you are no longer subject to backup withholding.

         Furnish the taxpayer identification number of the person, corporation or other entity in the name of which the Series A Common Stock is to be registered on the Substitute Form W-9 included on this Letter of Transmittal. If shares are to be registered in the name of someone other than the registered holder of the Warrant Certificates, the persons indicated in Box 2 titled "Special Issuance Instructions" must complete the Substitute Form W-9. Then complete the remainder of the Substitute Form W-9 according to the instructions to the Form W-9. For individuals having a social security number, the taxpayer identification number is the same as your social security number. For others, a number will be furnished by the Treasury Department upon request, if you do not already have a taxpayer identification number. If the Series A Common Stock certificates are to be registered in more than one name or are not in the name of the actual owner, consult the enclosed instructions for Form W-9 for additional guidelines on which number to report.

         Failure to complete Substitute Form W-9 properly may subject you to a penalty and a federal backup withholding tax. If the backup withholding tax requirements apply to you, the Company may be required to withhold 31% of any dividend payments that might be made to you in the future.

         If you are an exempt shareholder (including, among others, all corporations and certain foreign individuals), you are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that person must submit a statement, signed under penalties of perjury, attesting to that individual's foreign status. Such statements can be obtained from the Exchange Agent.

10.      WITHDRAWAL RIGHTS

         Tendered Warrants may be withdrawn only pursuant to the procedures set forth under the caption "The Exchange Offer -- Withdrawal Rights" in the Offer to Exchange.

11.      INQUIRIES

         If you have any questions or need assistance relating to the Letter of Transmittal, please contact the Exchange Agent at 1-800-937-5449, extension 237. Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent.


                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

                                               Give the
For this type of account:                      SOCIAL SECURITY number of:

1.       An individuals' account               The individual

2.       Two or more individuals               The actual owner of the
         (joint account)                       account or, if combined funds,
                                               any one of the individuals(1)

3.       Husband and wife                      The actual owner of the
         (joint account)                       account or, if joint funds,
                                               either person(1)

4.       Custodian account of a                The minor(2)
         minor (Uniform Gifts to
         Minors Act)

5.     Adult and minor                          The adult or, if the minor
       (joint account)                          is the only contributor, the
                                                minor(1)

6.     Account in the name of                   The ward, minor, or
       guardian or committee for                incompetent person(3)
       a designated ward, minor,
       or incompetent person

7.     a.     The usual revocable               The grantor-trustee(1)
              savings trust account
              (grantor is also trustee)

       b.     So-called trust account           The actual owner(2)
              that is not a legal or
              valid trust under State
              law

8.     Sole proprietorship account              The owner(4)

                                                Give the EMPLOYER
For this type of account:                       IDENTIFICATION number of:

9.     A valid trust, estate, or                The legal entity (Do not
       pension trust                            furnish the identifying number
                                                of the personal representative
                                                or trustee unless the legal
                                                entity itself is not
                                                designated in the account
                                                title)(5)

10.    Corporate account                        The corporation

11.    Association, club,                       The organization
       religious, charitable,
       educational or other tax-
       exempt organization account

12.    Partnership account                      The partnership

13.    A broker or registered                   The broker or nominee
       nominee

14.    Account with the Department              The public entity
       of Agriculture in the name
       of a public entity (such as
       a State or local government,
       school district, or prison)
       that receives agricultural
       program payments

------------

(1) List, first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use your social security number or employer identification number.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

         If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the IRS and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

         Payees specifically exempted from backup withholding on ALL payments include the following:

         - -      A corporation.

         - -      A financial institution.

         - - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

         - - The United States or any agency or instrumentality thereof.

         - - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

         - - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

         - - An international organization or any agency, or instrumentality thereof.

         - - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

         - -      A real estate investment trust.

         - -      A common trust fund operated by a bank under
                  section 584(a).

         - - An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1).

         - - An entity registered at all times under the Investment Company Act of 1940.

         - -      A foreign central bank of issue.

         Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         - - Payments to nonresident aliens subject to withholding under section 1441.

         - - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

         - - Payments of patronage dividends where the amount received is not paid in money.

         - -      Payments made by certain foreign organizations.

         - -      Payments made to a nominee.

         Payments of interest not generally subject to backup withholding include the following:

         - - Payments of interest on obligations issued by individuals.

         NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         - - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

         - - Payments described in section 6049(b)(5) to non-resident aliens.

         - -      Payments on tax-free covenant bonds under section 1451.

         - -      Payments made by certain foreign organizations.

         - -      Payments made to a nominee.

         Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN
PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

         Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

         ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

         (1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         (2) Failure to Report Certain Dividend and Interest Payments. --If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an under-payment attributable to that failure.

         (3) Civil Penalty for False Information With Respect to
Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

         (4) Criminal Penalty for Falsifying Information. --Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.